UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): June 5, 2023

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2023, the Board of Directors of The Arena Group Holdings, Inc. (the “Company”) appointed Douglas B. Smith, the Company’s Chief Financial Officer and principal financial officer, to also serve as the Company’s principal accounting officer, effective immediately.

Mr. Smith, 62, has served as the Company’s Chief Financial Officer since May 2019. Before joining the Company, Mr. Smith served as the CFO of Ashworth College, an online education provider offering high school, undergraduate, and graduate degree programs, from March 2016 to April 2019. Mr. Smith also served as the CFO of Scout Media, a sports oriented digital media company, from 2015 to 2016, GLM Shows, a trade show operator, from 2011 to 2014, EducationDynamics, a marketing and enrollment growth services and solutions provider for higher education institutions, from 2009 to 2011, Datran Media, a digital marketing technology company, from 2005 to 2008, and Peppers & Rogers Group, a management consulting group focusing on customer-based business strategy, from 2000 to 2005. From 1993 to 2000, Mr. Smith served as Senior Vice President and Treasurer of Primedia, a magazine publishing company. Prior to his corporate experience, Mr. Smith served as the Senior Vice President of the Bank of New York from 1982 to 1993, where he specialized in Media lending. Mr. Smith earned his M.B.A. from Columbia Business School and his B.A. in Economics from Connecticut College.

There will be no change to Mr. Smith’s compensation arrangement with the Company as a result of his appointment. There is no arrangement or understanding between Mr. Smith and any other persons or entities pursuant to which he has been appointed as principal accounting officer, and there is no family relationship between Mr. Smith and any directors or executive officers of the Company. Mr. Smith is not currently engaged and has not during the last two fiscal years been engaged, in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2023	THE ARENA GROUP HOLDINGS, INC.

	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer